                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Thomaston Mills, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

THOMASTON MILLS, INC.

                                                                            LOGO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 5, 1995

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Thomaston Mills, Inc. (the "Company") will be held in the Employee Relations Office of the Company, 207 East Gordon Street, Thomaston, Georgia 30286 on October 5, 1995 at 11:00 A.M., Eastern Daylight Saving Time, for the following purposes:

          (1) To elect a Board of eleven Directors;

          (2) To approve the selection of Ernst & Young LLP, certified public accountants, as independent auditors for the Company for the fiscal year 1996; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this notice.

     The stock transfer books of the Company will not be closed. Only shareholders of record of Class B Common Stock at the close of business on September 19, 1995 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          NEIL H. HIGHTOWER
                                          President and Chief
                                            Executive Officer

Dated: August 28, 1995

SHAREHOLDERS ARE URGED TO FILL IN AND EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR ATTENDANCE AT THE MEETING IS URGED. IF YOU ATTEND THE MEETING AND DECIDE YOU WANT TO VOTE IN PERSON YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY.

                             THOMASTON MILLS, INC.
                         ------------------------------

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 5, 1995

     This statement is furnished in connection with the solicitation by the Board of Directors of Thomaston Mills, Inc. (the "Company") of proxies to be used at the Annual Meeting of Shareholders to be held in the Employee Relations Office of the Company, 207 East Gordon Street, Thomaston, Georgia 30286 on October 5, 1995 at 11:00 A.M., Eastern Daylight Saving Time. A form of proxy is enclosed herewith. Any shareholder who executes and delivers a proxy may revoke it at any time before it is voted by (i) giving written notice to the Secretary of the Company, 115 E. Main Street, P.O. Box 311, Thomaston, Georgia 30286; (ii) delivering a duly executed proxy bearing a later date to the Secretary of the Company at said address; or (iii) appearing at the meeting and voting in person.

     As of the date hereof, the only business that management intends to present or knows that others will present at the annual meeting is the election of eleven directors; and a proposal to approve the selection of Ernst & Young LLP, certified public accountants, as independent auditors of the Company for the fiscal year ending June 29, 1996.

     All shares of the Company's Class B Common Stock represented by effective proxies will be voted as specified in connection with each of the matters to be voted upon at the Annual Meeting. Unless otherwise specified, proxies will be voted in favor of the slate of eleven nominees for director; and in favor of the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 29, 1996.

     The cost of soliciting proxies will be borne by the Company. Officers, directors and employees of the Company may solicit proxies by telephone, telegram or personal interview. Only holders of issued and outstanding shares of Class B Common Stock of the Company of record at the close of business on September 19, 1995 are entitled to notice of, and to vote at, the meeting. Each shareholder is entitled to one vote per share of Class B Common Stock held on such record date. At the close of business on August 28, 1995, there were 1,630,366 shares of Class B Common Stock issued, outstanding and entitled to be voted, and 4,906,830 shares of Class A Common Stock issued and outstanding, which have no voting rights other than those provided by law. Unless the context indicates otherwise, all amounts set forth herein have been adjusted to reflect all stock dividends previously distributed.

     The Company's officers and directors, and certain of their affiliates, own in the aggregate a sufficient number of shares of the Company's Class B Common Stock to approve each of the matters to be presented at the Annual Meeting of Shareholders (see "Principal Holders of Class A and Class B Common Stock") and it is anticipated that such persons will vote their shares in favor of each of the proposals.

     It is anticipated that this proxy statement and the accompanying form of proxy will be mailed to shareholders on or about August 28, 1995.

             PRINCIPAL HOLDERS OF CLASS A AND CLASS B COMMON STOCK

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of August 28, 1995 by (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table on page 7, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to own beneficially more than 5% of the outstanding Class A Common Stock or Class B Common Stock. The numbers and percentages set forth below include shares which are not presently outstanding, but which are subject to presently exercisable options and thus may be deemed outstanding by virtue of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. Pursuant to Rule 13d-3(d)(1), shares subject to presently exercisable options held by each director and executive officer are deemed outstanding for purposes of calculating the percentage of total outstanding shares held by such person or by the group, but are not deemed to be outstanding for purposes of calculating the percentage of total outstanding shares held by any other individual.

                                                        CLASS A COMMON STOCK         CLASS B COMMON STOCK
                                                     --------------------------   --------------------------
                                                        SHARES        PERCENT        SHARES        PERCENT
                        NAME OF                      BENEFICIALLY    OF CLASS     BENEFICIALLY    OF CLASS
                 BENEFICIAL OWNER                       OWNED       OUTSTANDING      OWNED       OUTSTANDING
---------------------------------------------------  ------------   -----------   ------------   -----------
Thomas D. Adams, Jr.(1)............................        59,168       1.17           116,610       6.90
C. Ronald Barfield(2)..............................        28,494       0.57            13,952       0.83
John R. Carson(3)(11)..............................         9,714        *               2,110        *
Archie H. Davis....................................           900        *                 100        *
H. Stewart Davis(3)(4).............................        73,600       1.49           239,348      14.51
George H. Hightower(3)(5)..........................       336,782       6.68           130,269       7.71
George H. Hightower, Jr.(3)(6).....................       154,142       3.13           205,240      12.44
Neil H. Hightower(3)(7)............................       384,594       7.81           233,320      14.14
William H. Hightower, Jr.(3)(8)....................       405,084       8.04           161,028       9.53
Rosser R. Raines(3)(9).............................         7,200        *               2,276        *
Dr. Jerry M. Williamson............................         1,100        *                 200        *
Dom H. Wyant.......................................           600        *                 200        *
All directors and executive officers as a group (19
  persons)(10).....................................     1,147,414      22.76         1,009,926      59.79
Mount Vernon Mills, Inc.(12).......................       685,734      13.98           156,718       9.61
NationsBank Corporation and NationsBank of Georgia,
  N.A.(13).........................................       538,575      10.98           167,170      10.25
Quest Advisory Corporation and Quest Management
  Company(14)......................................       494,600      10.08                 0        *
Lazard Freres and Company(15)......................       294,500       6.00                 0        *

---------------
* Less than 1/2 of 1% of class

 (1) Mr. Adams' business address is 614 N. Church Street, Thomaston, Georgia 30286. Includes 59,168 shares of Class A Common Stock and 30,990 shares of Class B Common Stock owned of record by Mr. Adams. He is an income beneficiary of a trust holding 190,188 shares of Class A Common Stock and 90,198 shares of Class B Common Stock. Mr. Adams holds voting rights from family members for 85,620 shares of Class B Common Stock.

 (2) Includes 660 shares of Class A Common Stock and 320 shares of Class B Common Stock owned of record by Mr. Barfield and 27,834 shares of Class A Common Stock and 13,632 shares of Class B Common Stock owned by Upson County Hospital Trust Fund, a charitable trust (the "Upson Trust"). Mr. Barfield serves as a trustee of the Upson Trust, the shares of which are voted in accordance with the wishes of the majority of the trustees. Mr. Barfield disclaims beneficial ownership with respect to shares owned by the Upson Trust.

 (3) The business address of this beneficial shareholder is c/o Thomaston Mills, Inc., 115 East Main Street, P.O. Box 311, Thomaston, Georgia 30286.

 (4) Includes 56,000 shares of Class A Common Stock and 93,770 shares of Class B Common Stock owned of record by Mr. Davis. Mr. Davis holds voting rights from family members for 126,338 shares of Class B Common Stock. Also includes 17,600 shares of Class A Common Stock and 19,240 shares of Class B Common Stock which Mr. Davis could acquire upon the exercise of options within 60 days of August 28, 1995.

 (5) Includes 77,900 shares of Class A Common Stock and 39,621 shares of Class B Common Stock owned of record by Mr. George H. Hightower; 231,048 shares of Class A Common Stock and 77,016 shares of Class B Common Stock owned by Community Enterprises, Inc., a charitable foundation (the "Community Foundation"); and 27,834 shares of Class A Common Stock and 13,632 shares of Class B Common Stock owned by the Upson Trust. Mr. Hightower serves as a trustee of the Community Foundation and the Upson Trust, the shares of which are voted in accordance with the wishes of the majority of the trustees. Mr. Hightower disclaims beneficial ownership with respect to shares owned by the Community Foundation and the Upson Trust.

 (6) Includes 136,542 shares of Class A Common Stock and 186,000 shares of Class B Common Stock owned of record by Mr. George H. Hightower, Jr. Also includes 17,600 shares of Class A Common Stock and 19,240 shares of Class B Common Stock that Mr. Hightower could acquire upon the exercise of options within 60 days of August 28, 1995.

 (7) Includes 103,282 shares of Class A Common Stock and 122,832 shares of Class B Common Stock owned of record by Mr. Neil H. Hightower; 4,830 shares of Class A Common Stock and 600 shares of Class B Common Stock owned of record by Mr. Hightower's wife; 231,048 shares of Class A Common Stock and 77,016 shares of Class B Common Stock owned of record by the Community Foundation and 27,834 shares of Class A Common Stock and 13,632 shares of Class B Common Stock owned of record by the Upson Trust. Mr. Hightower serves as a trustee of the Community Foundation and the Upson Trust, the shares of which are voted in accordance with the wishes of the majority of the trustees. Mr. Hightower disclaims beneficial ownership with respect to shares owned by his wife, the Community Foundation and the Upson Trust. Also includes 17,600 shares of Class A Common Stock and 19,240 shares of Class B Common Stock that Mr. Hightower could acquire upon the exercise of options within 60 days of August 28, 1995.

 (8) Includes 174,036 shares of Class A Common Stock and 84,012 shares of Class B Common Stock owned of record by Mr. William H. Hightower, Jr. and 231,048 shares of Class A Common Stock and 77,016 shares of Class B Common Stock owned of record by the Community Foundation. Mr. Hightower serves as a trustee of the Community Foundation, the shares of which are voted in accordance with the wishes of the majority of the trustees. Mr. Hightower disclaims beneficial ownership with respect to shares owned by the Community Foundation.

 (9) Includes 2,000 shares of Class A Common Stock and 2,276 shares of Class B Common Stock owned of record by Mr. Rosser R. Raines. Also includes 5,200 shares of Class A Common Stock which Mr. Raines could acquire upon the exercise of options within 60 days of August 28, 1995.

(10) Includes 81,800 shares of Class A Common Stock and 1,000 shares of Class B Common Stock that officers, other than Mr. Neil Hightower, Mr. Stewart Davis and Mr. George Hightower, Jr. could acquire upon the exercise of options within 60 days of August 28, 1995, in addition to the shares listed above as beneficially owned by Mr. Neil H. Hightower, Mr. H. Stewart Davis and Mr. George H. Hightower, Jr.

(11) Includes 4,914 shares of Class A Common Stock and 2,100 shares of Class B Common Stock owned of record by Mr. John R. Carson. Also includes 4,800 shares of Class A Common Stock which Mr. Carson could acquire upon the exercise of options within 60 days of August 28, 1995.

(12) Includes 435,839 shares of Class A Common Stock and 151,656 shares of Class B Common Stock owned of record by Mount Vernon Mills, Inc., which has sole voting and investment power with respect to such shares, 49,000 shares of Class A Common Stock owned of record by Pamplin Foundation, 99,850 shares of Class A Common Stock and 5,062 shares of Class B Common Stock owned of record by Robert B. Pamplin, and 101,045 shares of Class A Common Stock owned of record by Christ Community Church for which Robert Pamplin, Jr. has sole voting and investment power. R. B. Pamplin Corporation, a private family-owned corporation of which Mr. Robert B. Pamplin is chairman, owns Mount Vernon Mills, Inc., a textile company based in Greenville, South Carolina.

(13) Based solely on a Schedule 13G filed with the Commission as of February 3, 1995 on behalf of NationsBank Corporation, C&S/Sovran Corporation and NationsBank of Georgia, N.A., Atlanta, Georgia, these reporting persons have sole voting power with respect of 218,249 shares of Class A Common Stock and 70,024 shares of Class B Common Stock. These reporting persons have sole investment power with respect to 42,247 shares of Class A Common Stock and 2,750 shares of Class B Common Stock, and shared investment power with respect to 496,318 shares of Class A Common Stock and 164,420 shares of Class B Common Stock.

(14) Based solely on a Schedule 13G filed with the Commission as of February 10, 1995, on behalf of Quest Advisory Corporation, Quest Management Company and Charles M. Royce, these reporting persons have sole voting and investment power with respect to 494,600 shares of Class A Common Stock.

(15) Based solely on a Schedule 13G filed with the Commission as of February 14, 1995, on behalf of Lazard Freres and Company, these reporting persons have sole voting and investment power with respect to 294,500 shares of Class A Common Stock.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and to provide copies of such reports to the Company. Based solely on the Company's review of the copies of such reports provided to the Company or written representations from certain reporting persons that no annual reports were required for such persons, these filing requirements were satisfied for the year ended July 1, 1995. The Company has no knowledge of any reports filed under Section 16 on behalf of Mount Vernon Mills, Inc. or any affiliates thereof.

                      ELECTION OF DIRECTORS (PROXY ITEM 1)

     Proxies in the accompanying form will be voted as indicated for the election of the eleven nominees for director listed below to serve for one year or until their successors are elected and shall have qualified. In the event that any such nominee is unable to serve, an event which is not anticipated, such proxies will be voted for the remaining nominees and for such other person or persons, if any, as the present Board of Directors may designate.

                                                                   COMMON STOCK OWNED BENEFICIALLY
                                                        ------------------------------------------------------
                                            YEAR          CLASS A NON-VOTING              CLASS B VOTING
                                           FIRST             COMMON STOCK                  COMMON STOCK
                                          ELECTED       -----------------------     --------------------------
  PROPOSED DIRECTORS, 5 YEAR             A DIRECTOR
   EMPLOYMENT HISTORIES AND                OF THE        NUMBER        PERCENT       NUMBER           PERCENT
  CERTAIN OTHER DIRECTORSHIPS    AGE      COMPANY       OF SHARES      OF CLASS     OF SHARES         OF CLASS
-------------------------------  ---     ----------     ---------      --------     ---------         --------
Thomas D. Adams, Jr.             51         1976          59,168(1)       1.17       116,610(1)           6.9
President, Adams Realty
  Company,
Thomaston, Georgia

C. Ronald Barfield               58         1989          28,494(1)       0.57        13,952(1)          0.83
Partner, Adams, Barfield,
  Dunaway
& Hankinson
Thomaston, Georgia

Archie H. Davis                  53         1993             900             *           100                *
President, CEO and Director
The Savannah Bank, N.A.
Savannah, Georgia
Formerly Senior Vice President
of Interstate/Johnson Lane
also serves as a Director of
The Savannah Bancorp
Savannah, Georgia

H. Stewart Davis                 52         1981          73,600(1)(2)    1.49       239,348(1)(2)      14.51
Executive Vice President of the
Company, Thomaston, Georgia

George H. Hightower              79         1945         336,782(1)(2)    6.68       130,269(1)(2)       7.71
Retired; formerly Chairman of
the Board of the Company,
Thomaston, Georgia

George H. Hightower, Jr.         46         1981         154,142(1)(2)    3.13       205,240(1)(2)      12.44
Executive Vice President of the
  Company
Thomaston, Georgia
also serves as a
Director of Thomaston Federal
Savings and Loan Association,
Thomaston, Georgia

Neil H. Hightower                54         1980         384,594(1)(2)    7.81       233,320(1)(2)      14.14
President of the Company,
Thomaston, Georgia

                                                                   COMMON STOCK OWNED BENEFICIALLY
                                                        ------------------------------------------------------
                                            YEAR          CLASS A NON-VOTING              CLASS B VOTING
                                           FIRST             COMMON STOCK                  COMMON STOCK
                                          ELECTED       -----------------------     --------------------------
  PROPOSED DIRECTORS, 5 YEAR             A DIRECTOR
   EMPLOYMENT HISTORIES AND                OF THE        NUMBER        PERCENT       NUMBER           PERCENT
  CERTAIN OTHER DIRECTORSHIPS    AGE      COMPANY       OF SHARES      OF CLASS     OF SHARES         OF CLASS
-------------------------------  ---     ----------     ---------      --------     ---------         --------
William H. Hightower, Jr.        83         1939         405,084(1)(2)    8.04       161,028(1)(2)       9.53
Retired, formerly Chairman of
the Board of the Company,
Thomaston, Georgia

Rosser R. Raines                 57         1993           7,200(1)          *         2,276(1)             *
Treasurer of the Company
Thomaston, Georgia

Dr. Jerry M. Williamson          59         1981           1,100             *           200                *
President, Gordon College,
University System of Georgia,
Barnesville, Georgia

Dom H. Wyant                     68         1983             600             *           200                *
Of Counsel, Formerly Partner
Jones, Day, Reavis & Pogue
Atlanta, Georgia;
also serves as a Director of
Atlantic American Corporation
and Bankers Fidelity Life
Insurance Co.

---------------

  * Less than 1/2 of 1% of class.

(1) See footnotes to "Principal Holders of Class A and Class B Common Stock," on Pages 2 through 4 for detailed listing of shares beneficially owned.

(2) The family relationships existing among certain of the nominees are as follows: William H. Hightower, Jr. and George H. Hightower are brothers. Neil H. Hightower is the son of William H. Hightower, Jr.; George H. Hightower, Jr. is the son of George H. Hightower; H. Stewart Davis is the nephew of William H. Hightower, Jr. and George H. Hightower.

                       DIRECTORS COMMITTEES AND MEETINGS

     The Board of Directors held six meetings during fiscal 1995. The following table sets forth information regarding certain Committees of the Board of
Directors:

                                                                   COMMITTEE          NUMBER OF
                 DESCRIPTION OF COMMITTEE                           MEMBERS         MEETINGS HELD
----------------------------------------------------------   ---------------------  -------------
Executive -- purpose of which is to act on behalf of Board   G. H. Hightower              11
  during the intervals between formal meetings of the full   N. H. Hightower
  Board, in accordance with the policies of the Company      W. H. Hightower, Jr.
  and its Articles of Incorporation and Bylaws.
Audit -- purpose of which is to recommend the selection of   T. D. Adams, Jr.              2
  an independent public accounting firm to audit the books   C. R. Barfield
  and records of the Company; consult with both the          A. H. Davis
  independent and internal accountants concerning the        J. M. Williamson
  scope of their work and review with them their findings;   D. H. Wyant
  and to monitor the internal controls of the Company.
Stock Option -- purpose of which is to administer the        T. D. Adams, Jr.              0
  stock option plans of the Company.                         C. R. Barfield
                                                             A. H. Davis
                                                             J. M. Williamson
                                                             D. H. Wyant

     During fiscal 1995, the Board of Directors and its committees held a total of 19 meetings. Overall attendance at Board and Committee meetings was over 99%.

     The standard arrangement for Directors fees is as follows:

          Annual Directors Retainer Fee....................................  $6,000
          Directors Fee Per Meeting........................................     600
          Monthly Executive Committee Fee..................................     300
          Audit Committee Per Meeting......................................     600

                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding the compensation paid by the Company for services in all capacities to the Company's Chief Executive Officer and four most highly compensated other executive officers.

                           SUMMARY COMPENSATION TABLE

   NAME AND PRINCIPAL        FISCAL   ANNUAL COMPENSATION        ALL OTHER
        POSITION             YEAR           SALARY            COMPENSATION(1)
-------------------------    ----     -------------------     ---------------
Neil H. Hightower            1995          $ 282,758              $13,200
  President, CEO             1994            271,362               13,200
  and Director               1993            246,378               13,200
H. Stewart Davis             1995            255,933                9,600
  Executive                  1994            245,342                9,600
  Vice-President             1993            221,412                9,600
  and Director
George H. Hightower, Jr.     1995            255,933                9,600
  Executive                  1994            245,342                9,600
  Vice-President             1993            221,412                9,600
  and Director
John Carson                  1995            169,699                    0
  Vice President             1994            166,940                    0
                             1993            154,113                    0
Rosser R. Raines             1995            139,115                9,600
  Treasurer                  1994            137,852                9,600
  and Director               1993            125,890                2,100

---------------

(1) Amounts shown are for services as Directors, paid in accordance with the fee schedule on Page 7.

     The table below sets forth information as of July 1, 1995 with respect to exercised and unexercised stock options by the executive officers of the Company named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                          NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                               OPTIONS AT               IN-THE-MONEY OPTIONS
                             SHARES                        FISCAL YEAR END(#)          AT FISCAL YEAR END*($)
                           ACQUIRED ON      VALUE      ---------------------------   ---------------------------
          NAME             EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------  -----------   -----------   -----------   -------------   -----------   -------------
Neil H. Hightower
  Class A                         0              0        17,600              0          5,600              0
  Class B                         0              0        19,240              0         11,745              0
H. Stewart Davis
  Class A                         0              0        17,600              0          5,600              0
  Class B                         0              0        19,240              0         11,745              0
George H. Hightower, Jr.
  Class A                         0              0        17,600              0          5,600              0
  Class B                         0              0        19,240              0         11,745              0
John R. Carson
  Class A                         0              0         4,800              0          5,600              0
  Class B                         0              0          --               --           --               --
Rosser R. Raines
  Class A                     4,000        $27,000         5,200              0          7,000              0
  Class B                         0              0          --               --           --               --

---------------

* Based on the closing price reported on NASDAQ at fiscal year end less the exercise price.

                               PENSION PLAN TABLE

                                         YEARS OF SERVICE
                    -----------------------------------------------------------
REMUNERATION(1)       19          20          25          30        35 AND OVER
---------------     -------     -------     -------     -------     -----------
   $ 125,000        $19,424     $25,899     $32,374     $38,848       $45,323
     150,000         23,737      31,649      39,561      47,473        55,385
     175,000         28,049      37,399      46,749      56,098        65,448
     200,000         32,362      43,149      53,936      64,723        75,510
     225,000         36,674      48,899      61,124      73,348        85,573
     250,000         40,987      54,649      68,311      81,973        95,635
     275,000         45,299      60,399      75,499      90,598       105,698
     300,000         49,612      66,149      82,686      99,223       115,760
     400,000         66,592      89,149     111,436     133,723       156,010

---------------

(1) Five-Year Average Annual Compensation.

     The table above sets forth the estimated annual benefit payable upon retirement at normal retirement age 65 and under (i) the Company's noncontributory retirement plan covering salaried employees (the

"Retirement Plan") and (ii) with respect to four executive officers whose benefits under the Retirement Plan are subject to certain restrictions which apply to tax-qualified plans, Executive Compensation Continuation Agreements (the "Supplemental Agreements") entered into between the Company and such executives. The estimated annual benefits payable set forth above are based on the indicated assumptions as to average annual compensation and years of service as a plan member, and the maximum Covered Compensation amount applicable in 1995 of $25,920. The Retirement Plan provides a retirement benefit at normal retirement for full career employees (35 years of service) of 40.25% of earnings in excess of Covered Compensation and 21.00% earnings under Covered Compensation. Covered Compensation is the average of the Social Security Wage Bases for the 35 years ending in the year of attainment of the Social Security Retirement Age. Annual employer's contributions to the Retirement Plan are determined by actuarial computations to fund the Retirement Plan. Amounts contributed are not allocated to individual participants. The term compensation is defined in the Retirement Plan as all salaries paid. The credited years of service under the Retirement Plan for the officers named in the foregoing compensation table as of August 28, 1995, were: Mr. Neil H. Hightower (age
54) -- 30 years; Mr. H. Stewart Davis (age 52) -- 30 years; Mr. George H. Hightower, Jr. (age 46) -- 21 years; Mr. John R. Carson (age 60) -- 34 years; Mr. Rosser R. Raines (age 57) -- 33 years.

     The Supplemental Agreements obligate the Company to provide pension and/or death benefits to the executives in question which will supplement those benefits paid under the Retirement Plan, and will be equal to the difference between the benefit which the executive or his beneficiary would receive from the Retirement Plan in the absence of federally-imposed limitations on the amount of compensation which may be considered for purposes of the Retirement Plan and on the maximum amount of benefits payable from tax-qualified plans, and the amount which the executive of beneficiary in fact receives from the Retirement Plan. For purposes of these agreements, the definition of compensation does not include any gain which might result from exercise of any stock options granted to the executive by the Company. This benefit is unfunded and may be forfeited by the executive in certain circumstances.

              JOINT EXECUTIVE COMMITTEE AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Executive Committee recommends proposed compensation for each of the Company's executive officers to the Board of Directors. While the profitability of the Company is generally considered with respect to executive compensation, no specific thresholds or formulas are used. Factors considered by the Executive Committee are typically subjective, including any planned changes in functional responsibilities and the Executive Committee's perception of the individual's performance. The compensation of the Chief Executive Officer is determined in the same manner as the compensation of other executive officers.

     The Company has granted stock options to its executive officers in the past to strengthen the mutuality of interest between the Company's senior management and shareholders. Executive officers are encouraged to accumulate stock of the Company over time. Stock options help to retain and motivate executives, but reward executives only for overall performance which improves returns for shareholders. Each of the Company's executive officers has been granted stock options in previous years pursuant to the Company's stock option plans. In light of such grants in Fiscal Year 1994, the Company granted no additional stock options to executives during Fiscal Year 1995.

     Federal tax legislation enacted in 1993 would preclude public companies from taking a tax deduction for compensation over $1 million which is not "performance-based" and is paid, or otherwise taxable to persons named in the Summary Compensation Table and employed by the Company at the end of the applicable tax year. No named executive officer is likely to earn over $1 million in the near future. The Company intends to monitor executive compensation with respect to federal tax law.

     The Executive Committee has approved the Supplemental Agreements with executive officers whose benefits under the Retirement Plan would be subject to certain restrictions which apply to tax-qualified plans. The purpose of the Supplemental Agreements is to ensure that each executive officer's total retirement income benefit will equal the amounts that would have been payable under the Retirement Plan to him absent such limitations.

     Submitted by the Executive Committee and the Stock Option Committee of the Board of Directors:

                         Executive Committee                   Stock Option Committee
               -------------------------------------------------------------------------------
               Neil H. Hightower                       Thomas D. Adams, Jr.
               William H. Hightower, Jr.               C. Ronald Barfield
               George H. Hightower                     Archie H. Davis
                                                       Jerry M. Williamson
                                                       Dom H. Wyant

            EXECUTIVE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Executive Committee consists of Neil H. Hightower, George H. Hightower and William H. Hightower, Jr. Neil H. Hightower is an executive officer of the Company. George H. Hightower and William H. Hightower, Jr. are former executive officers of the Company.

                            STOCK PERFORMANCE GRAPH

     The following graph compares, for a five-year period ending July 1, 1995, the Company's total return to Class A shareholders (stock price increase plus dividends, divided by beginning stock price) with that of (i) Standard & Poor's 500 Composite Index and (ii) a peer group comprised of the following publicly traded textile companies:

          Burlington Industries, Inc.
        Cone Mills Corp.
        Delta Woodside Industries, Inc.
        Dixie Yarns, Inc.
        Dominion Textile, Inc.
        Fieldcrest Cannon, Inc.
        Galey & Lord, Inc.
        Springs Industries, Inc. (Class A)
        Texfi Industries, Inc.


                                   [GRAPH]


                                   THOMASTON
      Measurement Period         MILLS, CLASS
    (Fiscal Year Covered)              A            S&P 500       PEER GROUP
1990                                    100.00          100.00          100.00
1991                                     81.89          107.40          109.19
1992                                    194.32          121.80          114.05
1993                                    218.65          138.40          126.79
1994                                    194.15          140.35          119.17
1995                                    141.43          176.94          108.80

- ASSUMES INITIAL INVESTMENT OF $100

- USES AVERAGE BEGINNING OF PERIOD MARKET CAPITALIZATION WEIGHTING

- PEER GROUP EXCLUDES THOMASTON MILLS, INC., PERFORMANCE

                          TRANSACTIONS BETWEEN COMPANY
                       AND DIRECTORS, OFFICERS AND OWNERS

     In the ordinary course of its business, the Company purchases cloth and other textile products at prevailing market prices from a variety of suppliers, including Mount Vernon Mills, Inc., which is the beneficial owner of more than 5% of the outstanding Class B Common Stock. During the last fiscal year, Company purchases from Mount Vernon Mills, Inc. amounted to approximately $8.3 million. Except as set forth above, in the last fiscal year there have been no transactions or series of similar transactions, nor are there any currently proposed transactions or series of similar transactions, exceeding $60,000, to which the Company or any of its subsidiaries was or is to be a party, with any director, director nominee, executive officer, beneficial or record shareholder owning more than 5% of the outstanding Class B Common Stock, or any member of the immediate family of any of the foregoing persons. Director nominee Dom H. Wyant is Of Counsel to the law firm of Jones, Day, Reavis & Pogue, which was retained for legal services. Director nominee C. Ronald Barfield is a partner of the law firm Adams, Barfield, Dunaway & Hankinson, which was also retained for legal services.

          APPROVAL OF SELECTION OF INDEPENDENT AUDITORS (PROXY ITEM 2)

     The Board of Directors of the Company has selected Ernst & Young LLP, certified public accountants, to serve as independent auditors for the ensuing fiscal year, subject to ratification by the Company's shareholders.

     A representative of Ernst & Young LLP is expected to be present at the shareholders' meeting and have the opportunity to make a statement if he so desires. Such representative will be available to respond to appropriate questions.

     Except in its capacity as independent auditors, Ernst & Young LLP has no direct or indirect financial interest in the Company and has not had any such interest during the past three years.

     The Audit Committee of the Board of Directors approved all of the non-audit services provided by Ernst & Young LLP and believes they have no effect on audit independence.

           SHAREHOLDERS ENTITLED TO VOTE AND VOTE REQUIRED FOR ACTION

     Only shareholders of record of Class B Common Stock at the close of business on September 19, 1995 will be entitled to vote at the meeting. Each shareholder of record on the record date is entitled to one vote for each share of Class B Common Stock of the Company held by him. With respect to each of the proposals to be presented at the Annual Meeting of Shareholders and with respect to the election of the eleven nominees for director, a majority of the votes represented at the meeting will be required for approval. Under the Company's Bylaws, properly executed proxies either marked "abstain" or held in "street name" by brokers that are not voted on one or more particular matters (if otherwise voted on at least one matter) will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting but will not be treated as either a vote for or a vote against any of the matters to which such abstention or broker non-vote applies.

     The Company has 4,906,830 shares of Class A Common Stock outstanding as of August 28, 1995. The Class A Common Stock has no voting rights except as may otherwise be required by law. No action involving such voting rights is expected to be proposed at the Annual Meeting to be held on October 5, 1995.

                            SHAREHOLDERS' PROPOSALS

     Shareholders' proposals intended for inclusion in next year's proxy statement should be sent to the Secretary of the Company, P.O. Box 311, Thomaston, Georgia 30286 and must be received by April 30, 1996.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

     The management does not know of any matter other than those referred to in the accompanying notice of the Annual Meeting of Shareholders which is to come before the meeting. As to any other matters of proposals that may legally come before the meeting, it is the intention of the persons named as attorneys in the proxy to vote said proxy in accordance with their best judgment.

     THE DIRECTORS AND MANAGEMENT RECOMMEND A VOTE FOR THE ELECTION OF THE ELEVEN NOMINEES AS DIRECTORS; AND FOR RATIFYING THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

     IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY.

                                                                    APPENDIX A

THOMASTON MILLS, INC.                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
115 EAST MAIN STREET        PROXY                  The undersigned hereby appoints Neil H. Hightower and George H.
P.O. BOX 311, THOMASTON, GEORGIA 30286             Hightower, Sr. as Proxies, or either of them, each with full power of
----------------------------------------           substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class B Common Stock of Thomaston
                                                   Mills, Inc. held of record by the undersigned on September 19, 1995, at the annual meeting of shareholders to be held on October 5, 1995, or any adjournment thereof, at the Employee Relations Office, 207 East
                                                   Gordon St., Thomaston, GA 30286.
                                                               MANAGEMENT RECOMMENDS A VOTE FOR ALL PROPOSALS.
1. ELECTION       / /  FOR all nominees listed below                 / /  WITHHOLD AUTHORITY                         / /  ABSTAIN
  OF                   (except as marked to the contrary below)           to vote for all nominees listed below
  DIRECTORS

Thomas D. Adams, Jr.,   C. Ronald Barfield,  H. Stewart Davis,   William H. Hightower, Jr.,   George H. Hightower,  Archie H. Davis,
   Rosser R. Raines,    Neil H. Hightower,   George H. Hightower, Jr.,      Dr. Jerry M. Williamson,        Dom H. Wyant

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
               THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW:)

--------------------------------------------------------------------------------

2. TO APPROVE THE SELECTION OF ERNST & YOUNG LLP as the independent auditors of the corporation

        / /  FOR                / /  AGAINST                / /  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                (continued, and to be signed, on the other side)

PROXY   THOMASTON MILLS, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 1995

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.
                                                  If no direction is made, this
                                                  proxy will be voted for each
                                                  Proposal. Please sign exactly
                                                  as name appears below. When
                                                  shares are held by joint
                                                  tenants, both should sign.
                                                  When signing as attorney, as
                                                  executor, administrator,
                                                  trustee or guardian, please
                                                  give full title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  President or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.

                                                  Dated:                     , 1995
                                                        ---------------------

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE
